Exhibit 99.1

Proterra, Commercial Electric Vehicle Technology Leader, To Become Publicly Listed

Through Transaction with ArcLight Clean Transition Corp.

Provides Resources to Take Proterra’s Proven Portfolio of Next Generation Electric Vehicle Technology to New Levels of Growth

Includes $415 Million PIPE Investments Anchored by Daimler Trucks as well as Franklin Templeton, Chamath Palihapitiya, Fidelity Management & Research Company LLC, and Funds and Accounts Managed by BlackRock

Proterra to Have up to $825 Million in Cash to Fund Growth

Transaction Represents Enterprise Value of $1.6 Billion for Proterra

BURLINGAME, Calif. and BOSTON, Mass., January 12, 2021 – Proterra Inc. (the “Company”), a leading innovator in commercial vehicle electrification technology, today announced that it will become publicly listed through a transaction with ArcLight Clean Transition Corp. (Nasdaq: ACTCU, ACTC and ACTW) (“ArcLight”), a publicly traded special purpose acquisition company. Upon closing, Proterra’s common stock is expected to trade on the Nasdaq under the ticker symbol PTRA. The transaction represents an enterprise value of $1.6 billion for Proterra.

Diversified Provider of EV Technologies

Proterra is a high-growth commercial electric vehicle technology leader with over a decade of production experience. The Company has designed an end-to-end, flexible technology platform that delivers world-class performance and a low total cost of ownership to original equipment manufacturers (OEMs) and end customers. Proterra has three complementary businesses:

●	Proterra Powered: Delivering industry-leading battery systems and electrification solutions to commercial vehicle manufacturers;
●	Proterra Transit: Leading North America as the market’s #1 electric transit bus OEM; and
●	Proterra Energy: Offering end-to-end turnkey charging and energy management solutions.

The Company’s industry-leading battery systems have been proven in more than 16 million service miles driven by its fleet of transit vehicles and validated through partnerships with world-class commercial vehicle OEMs, such as Freightliner Custom Chassis Corporation (FCCC), Thomas Built Buses, Van Hool, Bustech, and Optimal-EV. To date, Proterra has produced and delivered more than 300 megawatt-hours of battery systems, more than 550 heavy-duty electric transit buses and installed 54 megawatts of charging systems.

Proterra operates manufacturing facilities in California and South Carolina, as well as a state-of-the-art R&D lab in Silicon Valley. The Company recently announced the opening of a new battery production line co-located in its electric transit bus manufacturing facility in Los Angeles County. This battery production line was established within a year and demonstrates Proterra’s ability to bring its scalable and capital-efficient battery manufacturing process directly to commercial vehicle OEMs alongside their existing manufacturing.

Following the close of the transaction, Jack Allen, Proterra’s Chairman and CEO, will continue to lead the Company, and Jake Erhard, President, CEO and Director of ArcLight Clean Transition Corp., will join Proterra’s board.

Management Comments

“After delivering our first electric transit bus a decade ago, Proterra has transformed into a diversified provider of electric vehicle technology solutions to help commercial vehicle manufacturers electrify their fleets. Our success is in no small part thanks to a dedicated team of employees that are committed to innovation and forward-thinking solutions,” said Jack Allen, Chairman and CEO of Proterra. “This transaction enables Proterra to take the next step towards our mission of advancing EV technology to deliver the world's best performing commercial vehicles. In addition, it introduces a partner in ArcLight that has a shared focus on sustainability and renewable energy. We look forward to working closely with the ArcLight team as we create value for our shareholders and customers, scale our business to new levels and benefit the world around us.”

“We launched ArcLight Clean Transition with a clear goal of identifying and partnering with mission-driven companies with differentiated technology, compelling growth opportunities and a proven ability to execute,” said Jake Erhard, President, CEO and Director of ArcLight Clean Transition Corp. “With a portfolio of leading-edge products, a substantial first-mover advantage over its competitors and a demonstrated ability to scale, Proterra perfectly fits these criteria. We look forward to working closely with the Proterra team to execute its strategic priorities and deliver shareholder value.”

Strong Financial Foundation

Proterra has generated strong results to date, including $193 million of expected 2020 revenue, $750 million in existing orders and backlog and 26% gross margin expansion over the last three years. Upon completion of the transaction, Proterra expects to have up to $825 million in cash to fund growth initiatives, including R&D and the expansion of its next-generation battery program. This new program is designed to improve the cost and performance of Proterra's battery technology to enable the electrification of all commercial vehicle segments, helping reduce pollution, improve air quality, and safeguard the environment around the world.

Transaction Overview

The transaction has been unanimously approved by the Boards of Directors of both Proterra and ArcLight Clean Transition Corp. It is expected to close in the first half of 2021, subject to the satisfaction of customary closing conditions, including the approval of ArcLight Clean Transition Corp.’s shareholders.

The transaction is expected to deliver approximately $648 million in cash at closing, including approximately $278 million of cash held in ArcLight Clean Transition Corp.’s trust account from its initial public offering in September 2020.1 The transaction is further supported by a $415 million PIPE at $10.00 per share from key investors, including strategic partners Daimler Trucks and Constellation, existing investors Franklin Templeton, Broadscale, 40 North and G2VP, as well as new investors such as Chamath Palihapitiya, Fidelity Management & Research Company LLC, funds and accounts managed by BlackRock, Neuberger Berman Funds and affiliates of ArcLight. Proterra’s existing shareholders have agreed to convert 100 percent of their ownership stakes into the new company, and are expected to own more than 60 percent of the pro forma company at close.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by ArcLight Clean Transition Corp. today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

BofA Securities is acting as lead financial advisor and Latham & Watkins LLP and Fenwick & West LLP are acting as legal counsel to Proterra. Barclays is acting as M&A advisor, Citigroup is acting as M&A and Capital Markets advisor, and Kirkland & Ellis LLP is serving as legal counsel to ArcLight Clean Transition Corp. Morgan Stanley & Co. LLC and Barclays are acting as lead placement agents, and BofA Securities is acting as joint placement agent for ArcLight Clean Transition Corp.

[1]	Assuming no redemptions of ArcLight Clean Transition Corp. stock requiring payment from ArcLight Clean Transition Corp.’s trust account.

Conference Call Information

Proterra and ArcLight Clean Transition Corp. will host a joint investor conference call to discuss the transaction and review the investor presentation today, Tuesday, January 12, 2021, at 8:30am Eastern Time. The conference call can be accessed by dialing 833-470-1428 within the U.S. and +1 404-975-4839 for all other locations, and entering the passcode 294581.

A live webcast of the conference call and associated presentation materials will be accessible on ArcLight Clean Transition’s website at https://arclightclean.com/ and on Proterra’s investor relations page at https://www.proterra.com/company/investors/. A replay of the conference call will be available after completion of the conference call and can be accessed on the investor relations pages.

About Proterra

Proterra is a leader in the design and manufacture of zero-emission electric transit vehicles and EV technology solutions for commercial applications. With industry-leading durability and energy efficiency based on rigorous U.S. independent testing, Proterra products are proudly designed, engineered and manufactured in America, with offices in Silicon Valley, South Carolina, and Los Angeles. For more information, visit: http://www.proterra.com and follow us on Twitter @Proterra_Inc.

About ArcLight Clean Transition Corp.

ArcLight Clean Transition Corp., led by Chairman Daniel Revers and President and Chief Executive Officer Jake Erhard, focuses on market leading companies that facilitate the decarbonization of industrial, government and consumer segments, targeting large addressable markets with differentiated technology and sustainable competitive advantages that enable the creation of substantial long-term value for shareholders. ArcLight prioritizes companies led by experienced management teams that embrace the potential to utilize ArcLight’s industry experience to maximize the value to shareholders.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or ArcLight’s or the Company’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including the identification of a target business and a potential merger or other such transaction are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and the Company and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, and other filings with the Securities and Exchange Commission (SEC), including the registration statement on Form S-4 to be filed by ArcLight in connection with the transaction, as well as factors associated with companies, such as the Company, that are engaged in commercial electric vehicle technology, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; macroeconomic conditions related to the global COVID-19 pandemic; trends with respect to government funding for public transit; the willingness of corporate and other public transportation providers to adopt and fund the purchase of electric vehicles for mass transit; expected adoption of electrification technologies for commercial vehicles; the size and growth of the market for alternative energy vehicles in general and medium-and heavy-duty electric vehicles, including transit buses and other commercial vehicles, in particular; the effects of increased competition; the ability to stay in compliance with laws and regulations that currently apply or become applicable to the commercial electric vehicle technology business and government contractors; the failure to realize the anticipated benefits of the transaction; the amount of redemption requests made by ArcLight’s public stockholders; the ability of the issuer that results from the transaction to issue equity or equity-linked securities or obtain debt financing in connection with the transaction or in the future. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Both ArcLight and the Company expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in ArcLight’s or the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Important Information and Where to Find It

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by ArcLight that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of ArcLight to vote on the business combination. ArcLight urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about ArcLight, the Company and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of ArcLight as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ArcLight Transition Corp. 200 Clarendon Street, 55th Floor, Boston, Massachusetts 02116. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ArcLight and Proterra and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ArcLight's stockholders in connection with the proposed transaction. Information about ArcLight's directors and executive officers and their ownership of ArcLight's securities is set forth in ArcLight's filings with the SEC. To the extent that holdings of ArcLight's securities have changed since the amounts printed in ArcLight's Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ArcLight, the Company or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

Proterra

For Media

Shane Levy
Proterra Corporate Communications
PR@proterra.com
201-679-9507

Ed Trissel / Aaron Palash / Kate Thompson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

For Investors

Aaron Chew

Vice President of Investor Relations, Proterra
650-231-4110

ArcLight

Marco F. Gatti

mgatti@arclightcapital.com

617-531-6369

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